SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

                          March 19, 2001
Date of Report (Date of earliest event reported)


___________PENNROCK FINANCIAL SERVICES CORP._________
(Exact name of registrant as specified in its charter)

        Pennsylvania                 0-15040         23-2400021
(State or other jurisdiction       Commission      (IRS Employer
      of incorporation)           File Number)      Ident. No.)

    1060 Main Street, Blue Ball, PA                     17560
(Address of principal executive office)               (Zip Code)

                          (717) 354-4545
        Registrant's telephone number, including area code

                               N/A
   (Former name or former address, if changes since last report)



Item 5.  Other Events.

     The press release and letter to shareholders of PennRock Financial Services Corp. ("PennRock"), each dated March 19, 2001, relating to the acquisition by PennRock of The National Advisory Group, Inc., an asset management, retirement plan administration and financial planning services company, which are attached hereto as Exhibits 99.1 and 99.2, respectively, are incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              The following exhibits are filed herewith:

Exhibit
 Number   Description

  99.1    Press Release, dated March 19, 2001,
          of PennRock Financial Services Corp.

  99.2    Letter to the shareholders of PennRock
          Financial Services Corp. dated March 19,
          2001.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PENNROCK FINANCIAL SERVICES CORP.


                              By:/s/ Melvin Pankuch
                                 Melvin Pankuch,
                                 Executive Vice President and
                                 Chief Executive Officer

Dated:  March 20, 2001